UAM FUNDS, INC.

ACADIAN INTERNATIONAL EQUITY PORTFOLIO
Institutional Class Shares

Supplement dated October 28, 1998
To the Prospectus dated January 22, 1998

At a special shareholders meeting held on October 28, 1998, the shareholders of Acadian International Equity Portfolio, a series of UAM Funds, Inc., approved the dissolution and liquidation of the Acadian International Equity Portfolio pursuant to a Plan of Dissolution and Liquidation. As a result, Acadian International Equity Portfolio is closed to investment effective October 28, 1998.